SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 19, 2008

                             Oritani Financial Corp.
                             -----------------------
             (Exact name of registrant as specified in its charter)

    United States                      001-33223                22-3617996
----------------------------       --------------------      ------------------
(State or other jurisdiction       (Commission File No.)      (IRS Employer
  of incorporation)                                          Identification No.)



370 Pascack Road, Township of Washington                        07676
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (201) 664-5400


                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 1.02         Termination of a Material Definitive Agreement.

     On March 19, 2008, Oritani Financial Corp. ("OFC") and Greater Community Bancorp ("GCB") entered into a Mutual Termination Agreement (the "Termination Agreement") terminating the agreement and plan of merger by and between GCB and OFC dated November 13, 2007 (the "Merger Agreement"), pursuant to which GCB was to have merged with and into OFC, and Greater Community Bank, a wholly-owned subsidiary of GCB, was to have merged with and into Oritani Savings Bank, a wholly-owned subsidiary of OFC.

     Under the Termination Agreement, the companies have agreed to release each other from any claims relating to the proposed merger. GCB will pay $700,000 to OFC under the Termination Agreement, and OFC has released GCB from any further break-up fee in connection with the Merger Agreement.

     The Termination Agreement provides that the voting agreements executed and delivered by directors of GCB in connection with the execution of the Merger Agreement for the benefit of OFC are terminated. The Termination Agreement also provides that the voting agreement executed and delivered by Oritani Financial Corp., MHC in connection with the execution of the Merger Agreement for the benefit of GCB is terminated. Additionally, the Termination Agreement provides for the termination of the non-compete agreement between OFC and Anthony M. Bruno, Jr. entered into on November 13, 2007.

     A copy of the Termination Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

     A press release announcing the Termination  Agreement is attached hereto as
Exhibit 99.2 and is incorporated herein by reference.

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



Item 9.01.    Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.        Not Applicable.

(b) Pro Forma Financial Information.                    Not Applicable.

(c) Shell Company Transactions.                         Not Applicable.

(d) Exhibits.

                  Exhibit No.             Description
                  -----------             -----------
                      10.1                Mutual Termination Agreement between
                                          Oritani Financial Corp. and Greater
                                          Community Bancorp, dated
                                          March 19, 2008

                      99.1                Press Release dated March 19, 2008

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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                ORITANI FINANCIAL CORP.


DATE:  March 21, 2008           By:      /s/ Kevin J. Lynch
                                         --------------------------------------
                                         Kevin J. Lynch
                                         President and Chief Executive Officer




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